Postretirement Benefits Other Than Pensions - Expected Future Benefit Payments (Detail) (Other Postretirement Benefit Plans, Defined Benefit [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Other Postretirement Benefit Plans, Defined Benefit [Member]
Expected future benefit payments
2013	$ 864
2014	818
2015	776
2016	733
2017	701
2018-2022	$ 2,854